                                                                   EX-99.906CERT

                            MFS/SUN LIFE SERIES TRUST

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Richard M. Hisey, certify that, to my knowledge:

     1. The Form N-CSR (the "Report") of MFS/Sun Life Series Trust (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 23, 2004                 RICHARD M. HISEY
       -----------------                 ---------------------------------------
                                         Richard M. Hisey
                                         Treasurer (Principal Financial Officer
                                         and Accounting Officer)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                            MFS/SUN LIFE SERIES TRUST

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Robert J. Manning, certify that, to my knowledge:

     1. The Form N-CSR (the "Report") of MFS/Sun Life Series Trust (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 23, 2004                 ROBERT J. MANNING
       -----------------                 ---------------------------------------
                                         Robert J. Manning
                                         President (Principal Executive Officer)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.